Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                                    Exhibit 10.67

                        LOAN AGREEMENT

     This Loan Agreement is dated and entered into as of May 5, 1999 (the "Effective Date") by and between CV Therapeutics, Inc., a Delaware corporation ("Borrower"), and Quintiles Transnational
Corp., a North Carolina corporation ("Lender").

     Whereas,   Borrower   and  Innovex  Inc.,   a   wholly-owned
subsidiary of Lender ("Innovex"), are parties to a Sales and Marketing Services Agreement (the "Services Agreement"), dated as of the same date hereof; and

     Whereas, in connection with the Services Agreement, Lender is willing to extend certain credit facilities to Borrower, subject to and upon the terms and conditions of this Agreement;

     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

                            ARTICLE I
                           DEFINITIONS

     1.01 Definitions. Capitalized terms used but not defined in the text of this Agreement shall have the meanings ascribed to them
on   Exhibit  A  attached  hereto  and  incorporated  herein   by
reference.

                           ARTICLE II
                    AMOUNT AND TERMS OF LOAN

     2.01 Advances.

          (a) Subject to and upon the terms and conditions herein set forth, including without limitation Section 2.01(c) hereof, Lender agrees, at any time and from time to time from NDA Filing, or  such earlier date as mutually agreed upon by the parties,  to and including the earlier to occur of (i) Product Launch, or (ii)
[*]  (or in the case of this clause (ii), such later date as  may be  established  in connection with a Revised Launch  Date  under
Section 14.3 of the Services Agreement), to make advances ("Pre-Approval Advances") to Borrower at such times and in such amounts as Borrower shall request pursuant to this Agreement, up to an aggregate principal amount of Ten Million Dollars ($10,000,000)
(the "Pre-Approval Commitment"). If at any time or for any reason, the aggregate outstanding principal amount of the Pre-Approval Advances is greater than the Pre-Approval Commitment, Borrower shall immediately pay to Lender in cash the amount of
such  excess.   The  availability of the Pre-Approval  Commitment
shall not be on a revolving basis and, accordingly, once the Pre-Approval Advances or any portion thereof have been borrowed and repaid by Borrower, such amounts may not be reborrowed.

          (b) Subject to and upon the terms and conditions herein set forth, Lender agrees that it shall make up to four advances (each a "First Year Sales Advance") to Borrower at such times and in such amounts as Borrower shall request pursuant to this Agreement, during the period beginning on the last day of the first Sales Quarter (as defined in the Services Agreement) to and including the date one hundred eighty (180) days following the last day of the fourth Sales Quarter (the "First Year
Availability End Date").  The maximum amount of each First Year
Sales Advance shall be determined as of the end of each Sales
Quarter during the First Sales Year (as defined in the Services Agreement), and shall be an amount equal to (i) the Sales and Marketing Fee (as defined in the Services Agreement) for such Sales Quarter, minus (ii) 33% of the Net Sales of the Product (as defined in the Services Agreement) during such Sales Quarter.
(The total amount of First Year Sales Advances allowed under this section is referred to as the "First Year Sales Commitment"; the Pre-Approval Commitment and the First Year Sales Commitment are sometimes collectively referred to herein as the "Commitments" and individually as a "Commitment"). If at any time or for any reason, the aggregate outstanding principal amount of the First
Year Sales Advances is greater than the First Year Sales
Commitment, Borrower shall immediately pay to Lender in cash the amount of such excess. The availability of the First Year Sales Commitment shall not be on a revolving basis and, accordingly, once the First Year Sales Advances or any portion thereof have been borrowed and repaid by Borrower, they may not be reborrowed. (Pre-Approval Advances and First Year Sales Advances are sometimes collectively referred to herein as the "Advances" and individually as an "Advance.")

          (c) Upon the termination of the Services Agreement, the Pre-Approval Commitment and the First Year Sales Commitment shall terminate and Lender shall have no further obligation to make Pre-Approval Advances or First Year Sales Advances. Upon the delivery by Borrower to Lender of a Pre-Approval Termination
Notice (as defined in the Security Agreement), the Pre-Approval
Commitment (but not the First Year Sales Commitment) shall terminate and Lender shall have no further obligation to make Pre-Approval Advances.

          (d) Each Advance shall be a principal amount of a loan, evidenced by the respective Note referenced below.

     2.02 Use of Proceeds.

          (a) The Pre-Approval Advances shall be used solely (i) to pay invoices covering Pre-Approval Marketing Activities and/or Pre-
Approval   Marketing  Expenses  (as  defined  in   the   Services
Agreement),  which  are  delivered by  Innovex  to  Borrower  and payable  after  NDA  Filing (ii) to pay  invoices  covering  Pre-
Approval   Marketing  Activities  and/or  Pre-Approval  Marketing
Expenses, which are delivered by Third Parties (as defined in the
Services Agreement) and payable after NDA Filing, as described in
Section 5.2.1 of the Services Agreement; provided, however,  that the  aggregate amount of Advances used for the purpose  described in  this  subsection (ii) shall not exceed the maximum  aggregate amount  payable to Third Parties pursuant to the  terms  of  such
Section   5.2.1,  and  (iii)  for  working  capital  and  general
corporate purposes; provided, however, that the aggregate  amount of  Advances  used for the purpose described in  this  subsection
(iii) shall not exceed the aggregate amount of invoices for  Pre-
Approval   Marketing  Activities  and/or  Pre-Approval  Marketing
Expenses paid by Borrower prior to NDA Filing; and provided, further, that Advances used for the purpose described in this subsection (iii) shall not be available at any time that any amounts due and payable by Borrower to Lender are outstanding. (Pre-Approval Advances used for the purpose described in the preceding subsections (ii) and (iii) are sometimes referred to as "Cash Advances.")

          (b) The proceeds from the First Year Sales Advances shall be used solely to pay Sales and Marketing Fees due to Innovex from Borrower with respect to the first Sales Year.

     2.03 Notices of Advances; Disbursement of Funds.

          (a) Whenever Borrower desires to obtain an Advance, Borrower shall give to Lender and, in the case of Advances described in Sections 2.02(a)(i) and (b), Innovex, a written notice of the requested Advance, signed by an officer of Borrower (each a "Notice of Advance"), and received no later than 3:00 p.m. Eastern Time three (3) Business Days before the day on which Borrower desires the Advance to be made. The Notice of Advance shall  specify: (i) a description of the invoice or fee  referred to  in  Section  2.02  being paid; (ii) the  aggregate  principal amount of the Advance to be made; (iii) the date on which Borrower desires the Advance to be made, which date shall be a Business Day; (iv) the type of Advance to be made; (v) in the case of a Cash Advance, an account of Borrower to which the Cash Advance shall be directed and wire transfer instructions; and
(vi) that Borrower represents and warrants that the conditions precedent set forth in Section 3.02 have been satisfied. In any event, the giving of each Notice of Advance shall constitute a representation and warranty by Borrower to Lender that the
conditions  precedent  set  forth  in  Section  3.02  have   been
satisfied.

          (b) Whenever Borrower desires to obtain a Cash Advance, Lender shall make available to Borrower, at an account of Borrower specified to Lender by an officer of Borrower, no later than 2:00 p.m. Eastern Time on the date specified in the Notice of Advance for such Cash Advance, the aggregate amount of such requested
Cash Advance. Each Notice of Advance requesting a Cash Advance shall be irrevocable when sent by Borrower.

     2.04 Advances Made. On the date specified in each Notice of Advance for Pre-Approval Advances (other than for Cash Advances) and First Year Sales Advances, an Advance shall be made under the applicable Note (as defined below) and the applicable invoice for Pre-Approval Marketing Activities and/or Pre-Approval Marketing Expenses, or the applicable Sales and Marketing Fee, as the case may be, shall be paid in the amount of the Advance (all without the necessity of the actual transfer of funds between Lender and Borrower). For each Notice of Advance for Cash Advances, an Advance shall be made under the Pre-Approval Note (as defined below) at the time the amount of the Cash Advance is made available to Borrower in accordance with Section 2.03(b).

     2.05 Notes. Borrower's obligation to pay the principal of, and interest on, the Advances made by Lender shall be evidenced by the following:

          (a) For any and all Pre-Approval Advances made by Lender pursuant to this Loan Agreement, a single promissory note (the
"Pre-Approval Note") duly executed and delivered by Borrower in the form of Exhibit B attached hereto.

          (b) For any and all First Year Sales Advances made by Lender pursuant to this Loan Agreement, a single promissory note (the
"First Year Sales Note") duly executed and delivered by Borrower in the form of Exhibit C attached hereto (the Pre-Approval Note and the First Year Sales Note are sometimes collectively referred to herein as the "Notes" and individually as a "Note").

          (c) All Advances made by Lender to Borrower, and all payments in respect thereof, shall be recorded by Lender and shall be endorsed on the grid attached to the appropriate Note. Failure to make any such notation shall not affect Borrower's obligations in respect of such Advances.

     2.06 Interest and Repayment; Late Payment.

          (a) Borrower shall pay the aggregate outstanding principal balance of, and all accrued interest on, all Pre-Approval
Advances on or before the Pre-Approval Maturity Date.

          (b) With respect to each First Year Sales Advance, Borrower shall pay the entire outstanding principal balance of, and all accrued interest on, each First Year Sales Advance on the date which is twenty-four (24) months after the date on which such First Year Sales Advance was made.

          (c) Notwithstanding subsections (a) and (b) above, the aggregate outstanding principal balance of, and all accrued interest on, all Advances shall become immediately due and payable to Lender upon the termination of the Services Agreement by Lender pursuant to Section 14.2 of the Services Agreement.

          (d) Interest on the outstanding principal amount of each Advance shall accrue and be payable at a rate per annum equal to [*] percent ([*]%) above the Prime Rate in effect from time to time.
Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. Interest shall be compounded quarterly.

          (e) Any outstanding principal of an Advance or accrued interest amounts thereon that are not paid when due shall accrue interest on a daily basis at the lesser of (i) [*] percent ([*]%) above the Prime Rate in effect from time to time, or (ii) the maximum rate permitted by law on any amount overdue, such accrual beginning on the date payment is due and continuing until the date payment is made in full.

          (f) All payments of principal and interest shall be made to Lender in lawful money of the United States of America in immediately available funds.

     2.07 Conversion.

          (a) At any time or from time to time after the occurrence and during the continuance of an Event of Default, or four hundred fifty (450) days after NDA Filing, Lender shall have the option to convert, in whole or in part, the outstanding principal balance of and all accrued interest on the Pre-Approval Note, into shares of common stock of Borrower ("Common Stock") in accordance with the provisions of this Agreement. At any time or from time to time,

Lender shall have the option to convert,  in
whole or in part, the outstanding principal balance of and all accrued interest on the First Year Sales Note, into shares of Common Stock in accordance with the provisions of this Agreement. Notwithstanding the foregoing, in the event that Lender exercises its conversion rights under this Section 2.07 to convert in part outstanding principal and interest amounts under the Notes and such conversion results in Lender owning in excess of twenty percent (20%) of the outstanding Common Stock, then promptly following written notice thereof to Lender by Borrower, Lender will exercise its conversion rights with respect to any remaining principal and interest under the Notes. The number of shares of Common Stock into which the Notes may be converted shall be equal to (i) the total amount of outstanding principal balance and accrued interest being converted, divided by (ii) the Fair Market Value as of the Conversion Effective Date (as defined below);
provided, however, that if Lender converts any portion of the Notes after the occurrence of an Event of Default under Section
7.01  (a)  or  7.01(d) hereof and after a notice referred  to  in
Section 7.02, then the number of shares of Common Stock into which the Notes may be converted shall be equal to (i) the total amount of outstanding principal balance and accrued interest being converted, divided by (ii) the Default Conversion Price as of the Conversion Effective Date. (Shares issued upon conversion of the Notes are sometimes referred to herein as the "Conversion Shares.") Promptly following Lender's written request, Borrower will inform Lender in writing of the percentage of the outstanding Common Stock owned by Lender. Notwithstanding the foregoing, Lender may not convert any or all of the outstanding principal balance of and accrued interest on the Notes within twenty (20) days of any sale of Common Stock by Lender or its Affiliates, provided that this twenty (20) day waiting period shall not apply to the conversion of the Notes after the occurrence and during the continuance of an Event of Default under Section 7.01(a) or 7.01(d) hereof or an Event of Default under Section 7.01(g) or 7.01(h).

          (b) Lender must give written notice to Borrower of its intent to convert the Notes into Conversion Shares. Such notice must state
(i) the amount of the outstanding principal and interest under the Notes to be converted, (ii) the name or names in which the certificate(s) for the Conversion Shares are to be issued, and
(iii) the date upon which such conversion shall be effective, which shall be at least five (5) days after the date on which such notice is given (the "Conversion Effective Date"); provided, however, that if Borrower irrevocably pays and satisfies prior to the Conversion Effective Date the amount of the outstanding principal and interest to be converted pursuant to the notice, then Lender's right to convert such principal and interest into Common Stock shall terminate. Notwithstanding anything to the contrary in Section 2.07(a) above, if such notice of conversion is given after the occurrence and during the continuance of an Event of Default, such notice shall remain valid and such conversion shall remain effective if thereafter such Event of Default is not continuing. Promptly upon delivery of such notice, Borrower shall inform Lender of the aggregate percentage of Borrower's capital stock Lender will hold after such conversion.

          (c) Upon the Conversion Effective Date, the outstanding principal and interest under the Notes shall be deemed paid in the amount of the portion of the Notes converted by Lender.
After the Conversion Effective Date, Borrower shall, as soon as is practicable, issue and deliver to Lender at its principal office a certificate or certificates for the number of Conversion Shares to which Lender is entitled upon such conversion.

          (d) Borrower shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Notes such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Notes; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal balance of and accrued interest on the Notes, in addition to such other remedies as shall be available to Lender, Borrower shall use its best efforts to take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

          (e) Upon conversion of the Notes pursuant to this section, the Conversion Shares shall be included in the definition of "Shares" for all purposes of the Stock Purchase Agreement dated as of the same date hereof, as amended, modified or supplemented from time to time, between Lender and Borrower.

          (f) Any conversion of Notes pursuant to this Section 2.07 shall be subject to compliance with the Hart-Scott-Rodino Antitrust
Improvements Act of 1976 (the "HSR Act"), together with any other requirements for governmental consents. If any filing under the HSR Act is required in order to consummate such conversion, each of Borrower and Lender shall cooperate and work diligently to make such filing and obtain the termination or expiration of the waiting period promptly. In the event of a delay in the conversion of the Notes by reason of the need to obtain governmental consents, the number of Conversion Shares to be issued shall be the same as if the conversion had occurred on the originally specified Conversion Effective Date (i.e., without any change by reason of the delay in conversion or any subsequent change in the market value of the Conversion Shares).

                           ARTICLE III
                      CONDITIONS PRECEDENT

     3.01 Initial Conditions Precedent. The obligation of Lender to perform its obligations under this Agreement is subject to the conditions precedent that Lender shall have received each of the following executed documents on the date of this Agreement:

          (a) The Pre-Approval Note, in the form of Exhibit B attached hereto;

          (b) The First Year Sales Note, in the form of Exhibit C attached hereto;

          (c) A Security Agreement, dated as of the date of this Agreement between Lender and Borrower (the "Security Agreement"), granting
Lender a first priority, perfected security interest in the Collateral (as defined in the Security Agreement), as well as financing statements and other instruments duly filed in each jurisdiction that Lender deems necessary to establish and perfect a first priority, perfected security interest created by the Security Agreement in such Collateral;

          (d) Copies of resolutions of the Board of Directors of Borrower approving this Agreement, the Notes, the Security Agreement and any other documents required or necessary to consummate the transactions contemplated in this Loan Agreement (collectively, the "Loan

Documents") and the Services Agreement, in each case certified by an appropriate officer of Borrower;

          (e) A certificate of the appropriate officers of Borrower certifying (i) the names and true signatures of the officers of Borrower authorized to sign the Loan Documents and the Services Agreement, (ii) that the representations and warranties contained in Article IV of this Agreement are true and correct as of the date hereof, and (iii) that no event has occurred and is continuing, which constitutes an Event of Default (as defined in Section 7.01 hereof) or would constitute an Event of Default but for the requirement that notice be given or time elapse or both;

          (f) A copy of the Ranolazine License Agreement, and all amendments thereto, certified as true and correct by an appropriate officer of Borrower.

          (g) A legal opinion of Cooley Godward LLP, counsel for Borrower, regarding the Loan Documents and the transactions contemplated thereby; and

          (h) Consents required to effectuate the transactions contemplated by this Agreement from all necessary parties (if any), including without limitation Hambrecht & Quist and Biogen, Inc. or their respective affiliates, and the licensor under the Ranolazine License Agreement.

     3.02 Conditions Precedent to All Advances. The obligation of Lender to make each Advance shall be subject to the further conditions precedent that on the date of such Advance:

          (a) The representations and warranties contained in Article IV of this Agreement are true and correct on and as of the date of such Advance, before and after giving effect to such Advance and to the application of the proceeds therefrom, as though made on and as of such date; and

          (b) No event has occurred and is continuing, or would result from such Advance or from the application of the proceeds therefrom, which constitutes an Event of Default, or would constitute an Event of Default but for the requirement that notice be given or time elapse or both or that obligations of Borrower under the Loan Documents be outstanding as required in
Section 7.01.

                           ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES
                           OF BORROWER

     Borrower represents and warrants to Lender as follows:

     4.01 Corporate Status. Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own and use its properties and assets and to transact the business in which it is currently engaged.

     4.02 Corporate Power and Authority. The execution and delivery by Borrower of the Loan Documents, the performance of the terms and obligations therein, and the issuance, sale and delivery of the Common Stock issuable upon conversion of the Notes are each within Borrower's corporate powers and have been duly authorized by all necessary corporate action on the part of Borrower. The
Loan Documents, when executed and delivered hereunder, will constitute valid and legally binding obligations of Borrower enforceable against Borrower in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and (ii) the effect of general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     4.03 Government Approvals. No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any other party, is required for the due execution, delivery and performance by Borrower of the Loan Documents or Services Agreement, where the failure to obtain any such authorization, consent, approval or other action or the failure to so notify or file, would have a material adverse effect on Borrower.

     4.04 No Violation. Neither the execution or delivery by Borrower of the Loan Documents and the Services Agreement, nor the performance of their respective terms and obligations, will (i) violate Borrower's charter or bylaws, (ii) constitute a breach or default under any agreement or instrument to which Borrower is a party or by which Borrower is bound, which breach or default would have a material adverse effect on Borrower, (iii) violate any applicable law, rule or regulation, which violation would have a material adverse effect on Borrower, or (iv) violate any order, writ, injunction, decree or judgment of any court or governmental authority applicable to or binding on the Borrower, which violation would have a material adverse effect on Borrower.

     4.05 Financial Statements; Budget and Projections.
          (a) All financial statements contained in the SEC Documents (as defined in Section 4.07) filed by Borrower with the Securities and Exchange Commission (the "Commission"), have been prepared in accordance with generally accepted accounting principles ("GAAP")
consistently applied throughout the periods indicated, except  as may  be  expressly stated in the notes thereto  and,  as  to  the unaudited financial statements, subject to normal recurring year-
end  audit  adjustments and the absence of notes  thereto.   Each
balance sheet fairly presents the financial condition of Borrower and  its  subsidiaries as of the date of such balance sheet,  and each statement of operations, of stockholders' equity and of cash
flows,   fairly   presents  the  results   of   operations,   the
stockholders' equity and the cash flows of Borrower and its subsidiaries for the periods then ended, all in accordance with GAAP.

          (b) Since the date of Borrower's most recent filing of financial statements with the SEC, there has been no material adverse change in the business, property, assets, operations or financial condition of Borrower and its subsidiaries.

          (c)  Borrower has furnished Lender with a summary of Borrower's [
* ] for its fiscal year ending December 31, 1999. Such [ * ], taken as a whole, are reasonable.

     4.06 Litigation. There is no pending, or to Borrower's knowledge overtly threatened, action, suit, proceeding, arbitration, or
investigation    before    any   court,   governmental    agency,
instrumentality or arbitrator, which, if determined adversely to Borrower, could reasonably be expected to materially adversely affect the business, property, assets, operations or financial condition of Borrower and its subsidiaries or which purports to affect the legality, validity or enforceability of the Loan Documents.

     4.07 SEC Filings. Borrower has filed with the Commission on a timely basis, or received a valid extension of such time of filing, all forms, reports and documents required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since November 19, 1996 (such documents collectively referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.08 Valid Issuance. Upon Borrower's issuance of any and all shares of Common Stock upon conversion of the Notes, such shares of Common Stock shall be duly authorized, validly issued, fully paid, non-assessable and free and clear of all liens and encumbrances.

     4.09 Compliance with Statutes, etc. Each of Borrower and its subsidiaries is in compliance with all applicable laws, rules, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, in respect of the conduct of its business and the ownership of its property, except where the failure to be in compliance would not have a material adverse effect on Borrower.

     4.10 Tax Returns and Payments. Each of Borrower and its subsidiaries has filed all federal, state, local, foreign and other tax returns required to be filed by it and has paid all taxes and other assessments which have become due pursuant to such tax returns and all other taxes and assessments which have become due, except for those contested in good faith and for which adequate reserves have been established. Each of Borrower and its subsidiaries has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties and operations for all prior fiscal years and for the current fiscal year to the date hereof. No governmental authority has asserted a lien or other claim against Borrower or any of its subsidiaries with respect to unpaid taxes which has not been discharged or resolved, which would have a material adverse effect on Borrower.

     4.11 Insurance. Borrower and each of its subsidiaries maintains insurance on all of its properties with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by companies of comparable size engaged in a similar business.

     4.12 No Infringement. To its knowledge, Borrower owns or possesses rights to use all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, licenses and rights with respect to the foregoing which are required to conduct its business without any known infringement of the rights of others. No event has occurred which, to the knowledge of Borrower, permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and, to the knowledge of Borrower, neither
Borrower nor any of its subsidiaries is liable to any person or entity for infringement under applicable law with respect to such rights. As of the Effective Date, Borrower is not pursuing any action against any third party for the infringement of Borrower's patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, or licenses relating to its business.

     4.13 Debt. As of the Effective Date, no Debt is outstanding or owed by Borrower except the Debt listed on Schedule 4.13. Set forth on Schedule 4.13 is a list of all amounts of outstanding
Debt of Borrower for borrowed money and the maturity dates thereof.

     4.14 Liens. As of the Effective Date, no lien, mortgage, pledge or security interest exists upon or with respect to any of Borrower's properties or assets, and no Lien (as defined in Section 6.03) exists on or with respect to any of the Collateral
(as defined in the Security Agreement), except in each case as listed on Schedule 4.14.

                            ARTICLE V
            REPRESENTATIONS AND WARRANTIES OF LENDER

     Lender  hereby  represents  and  warrants  to  Borrower   as
follows:

     5.01 Corporate Status. Lender is a corporation duly incorporated, validly existing and in good standing under the laws of the State of North Carolina, and has all requisite corporate power and authority to own and use its properties and assets and to transact the business in which it is currently engaged.

     5.02 Corporate Power and Authority. The execution and delivery by Lender of the Loan Documents, and the performance of the terms and obligations therein, are each within Lender's corporate powers, and each has been duly authorized by all necessary corporate action. The Loan Documents, when executed and delivered hereunder, will constitute valid and legally binding obligations of Lender enforceable against Lender in accordance with their terms, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and (ii) the effect of general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     5.03 Investment. Lender is acquiring the Notes and the Common Stock issuable upon conversion of the Notes (collectively, the "Securities") for investment for Lender's own account, not as a nominee or agent for investment, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

     5.04 Securities Not Registered. Lender understands that the Notes are not, and any Common Stock acquired upon conversion of the Notes at the time of issuance might not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of Securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that Borrower's reliance on such exemption is predicated on Lender's representations set forth herein.

     5.05 Accredited Investor. Lender represents that it is an "accredited investor" within the meaning of Rule 501 of Regulation D adopted pursuant to the Securities Act.

     5.06 Restricted Securities. Lender understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely. Lender is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

     5.07 Legend. To the extent applicable, each certificate or other document evidencing any of the shares of Common Stock issued upon conversion of the Notes shall be endorsed with the legends substantially in the form set forth below:

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF DATED ______________, 1999, A COPY OF WHICH IS ON FILE AT THE COMPANY'S PRINCIPAL OFFICES AND IS AVAILABLE UPON REQUEST."

     5.08 Investment Information.

          (a) Lender has been furnished with all the information necessary to make an informed investment decision. Lender has been given access to such information relating to Borrower as Lender has requested.

          (b) By reason of Lender's business or financial experience, Lender has the capacity to make the decision referred to in subsection (a) above.
                           ARTICLE VI
                      COVENANTS OF BORROWER

     So long as any or all of the Notes shall remain unpaid or Lender shall have any Commitment hereunder, Borrower shall comply with the following covenants (it being understood that Sections 6.01, 6.05 and 6.06 shall not be effective until the initial Advance is made):

     6.01 Compliance with Laws, Etc. Borrower shall comply, and cause each of its subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, where the failure to so comply would have a material adverse effect on Borrower, such compliance to include without limitation paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

     6.02 Transfers of Assets. Borrower shall not sell, convey, transfer, lease, license, assign or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any person or entity, or permit any of its subsidiaries to do so. Borrower shall not sell, convey, transfer, lease, license, assign or otherwise dispose of (whether in one transaction or in a series of transactions) (i) any of the Pre-Approval Collateral (as defined in the Security Agreement) until such time as the Pre-Approval Commitment has been terminated and all obligation of Borrower under the Loan Documents with respect to Pre-Approval Advances have been irrevocably paid and satisfied in full and (ii) any of the First Year Sales Collateral (as defined in the Security Agreement) until such time as the First Year Sales Commitment has been terminated and all obligations of Borrower under the Loan Documents with respect to First Year Sales Advances have been irrevocably paid and satisfied in full.

     6.03 Liens, Etc. Borrower shall not create or allow to be created, or permit any of its subsidiaries to create or allow to be created, any lien, mortgage, pledge, security interest or other encumbrance (collectively "Liens"), upon or with respect to
(i) any of the Pre-Approval Collateral (as defined in the Security Agreement) until such time as the Pre-Approval Commitment has been terminated and all obligation of Borrower under the Loan Documents with respect to Pre-Approval Advances have been irrevocably paid and satisfied in full and (ii) any of the First Year Sales Collateral (as defined in the Security Agreement) until such time as the First Year Sales Commitment has been terminated and all obligations of Borrower under the Loan Documents with respect to First Year Sales Advances have been irrevocably paid and satisfied in full. Notwithstanding the preceding sentence, Borrower may create Liens upon such Collateral securing indebtedness which is junior and subordinate in right of payment to Borrower's obligations to Lender under the Loan Documents ("Junior Liens") so long as, prior to the creation of such Junior Liens, Lender has consented in writing to such Junior Liens (such consent not to be unreasonably withheld) and Lender and the holder of such Junior Liens have entered into a subordination agreement in form and substance reasonably satisfactory to the Lender providing for the subordination of the indebtedness secured by the Junior Liens to the obligations of Borrower under the Loan Documents.

     6.04 Debt. Borrower shall not create or allow to be created or permit any of its subsidiaries to create or allow to be created, any Debt which is senior in right of payment to Borrower's indebtedness pursuant to this Agreement.

     6.05 Corporate Existence; Business. Borrower will (i) maintain and preserve in full force and effect its corporate existence, and (ii) continue to engage in the business in which it is engaged on the date hereof.

     6.06 SEC Information. Borrower will provide to Lender a copy of any and all forms, reports, or other documents filed with the Securities and Exchange Commission contemporaneously with providing such documents to the Securities and Exchange
Commission.
                           ARTICLE VII
                        EVENTS OF DEFAULT

     7.01 Events of Default. At any time at which any obligations of the Borrower are outstanding under the Loan Documents with respect to any Advances, the occurrence of each of the following events shall be considered an event of default ("Event of Default"):

          (a) Borrower shall fail to pay any principal of, or interest on, either of the Notes when the same becomes due and payable and four (4) Business Days have elapsed following receipt of notice of such non-payment from Lender to Borrower;

          (b) Any representation or warranty made by Borrower under or in connection with this Agreement shall prove to have been incorrect in any respect when made and such incorrect representation or warranty has a material adverse effect on Borrower or significantly impairs the prospect that Lender will be repaid in accordance with the terms of this Agreement and is not cured within thirty (30) days of receipt of notice by Borrower;

          (c) Borrower shall fail to perform or observe, in any respect, any term, covenant or agreement contained in this Agreement required to be performed or observed by Borrower (other than under Section 6.02 or 6.03 above) and such failure to perform or observe any term, covenant or agreement contained in this Agreement has a material adverse effect on Borrower or significantly impairs the prospect that Lender will be repaid in accordance with the terms of this Agreement and is not cured within thirty (30) days after receipt of notice by Borrower;

          (d) Borrower shall fail to perform or observe, in any respect, the provisions of Section 6.02 or 6.03 above except as provided in Section 8.02; and, in the case of Section 6.03, if such Event of Default is based on a tax lien, judgment lien or materialman's lien, such judgment shall continue without discharge or stay for a period of sixty (60) days;

          (e) One or more judgments or orders for the payment of money shall be entered against Borrower or any of its subsidiaries involving in the aggregate a liability of [*] or more, and each such judgment or order shall continue without discharge or stay for a period of sixty (60) days;

          (f) Borrower or any of its subsidiaries shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing;

          (g) A case or other proceeding shall be commenced against Borrower or any of its subsidiaries in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for Borrower or any of its subsidiaries or for all or any substantial part of their respective assets, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered;

          (h)  A Change of Control shall occur;

          (i) Any Debt of Borrower or any of its subsidiaries in excess of [*] shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

          (j) Borrower shall fail to meet the continued listing criteria of the Nasdaq National Market or Nasdaq Smallcap Market at any time and shall not cure such failure within thirty (30) days of receipt of notice by Borrower of the occurrence thereof; or

          (k)  Borrower shall violate or breach the provisions of Section
14.5 of the Services Agreement.

     7.02 Default. If any Event of Default shall occur and be continuing, then Lender (i) may, by notice to Borrower, declare its obligation to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) may, by notice to Borrower, declare each Note, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon each Note, all such interest and all such amounts shall become and be, forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided however that if an Event of Default specified in Section 7.01(f) and (g) shall occur, (A) the obligation of Lender to make Advances shall automatically be terminated and (B) each Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower.

                          ARTICLE VIII
                  CERTAIN AGREEMENTS OF LENDER

     8.01 Subordination. Effective upon the initial Advance, Lender agrees that the indebtedness of Borrower under the Notes (the "Subordinated Debt") is subordinate in right of payment to the prior payment of the indebtedness of Borrower under the Biogen Loan Agreement up to, but only up to, an aggregate amount of [*] (the "Senior Debt"), except as provided in this Section 8.01. Principal and interest due and payable from Borrower to Lender under  the Subordinated Debt may be paid in accordance  with  the terms and conditions of this Agreement until and unless the holder of the Senior Debt: notifies Borrower in writing to cease making such payments on the Subordinated Debt as a result of any default or event which has occurred that entitles the holder of the Senior Debt to accelerate or declare due and payable the Senior Debt prior to its stated maturity; and declares the Senior
Debt  due and payable.  Borrower shall not resume making payments to Lender until it receives written notice from the holder of the Senior Debt stating that such default or event has abated or been cured and that Borrower may resume making payments; provided, however, that the holder of the Senior Debt shall provide such notice promptly upon the abatement or cure, to its reasonable satisfaction, or such default or event. The holder of the Senior
Debt shall send to Lender concurrently any notice it sends to Borrower to cease making payments, or any notice of default or other  event  that  would cause a deferral of  payments,  on  the
Subordinated  Debt.   In  addition, Lender  shall  enter  into  a
subordination agreement reflecting the foregoing subordination in form and substance reasonably acceptable to Biogen and Lender.

     8.02 Inventory Financing. Upon the written request of Borrower, Lender agrees to negotiate in good faith with Borrower and a third-party lender, which proposes to provide to Borrower inventory financing with respect to the Product (the "Financing Party"), to enter into an intercreditor agreement on terms reasonably satisfactory to Lender, providing that, effective upon the repayment of all of Borrower's obligations under the Loan Documents with respect to Pre-Approval Advances (i) each of Lender and the Financing Party will have a security interest in the First Year Sales Collateral, (ii) the Financing Party will serve as collateral agent for the First Year Sales Collateral for the benefit of Lender and the Financing Party, and (iii) the obligations of Borrower to the Financing Party shall be subordinate to the prior payment in full of all of Borrower's obligations under the Loan Documents with respect to First Year
Sales Advances.
                           ARTICLE IX
                          MISCELLANEOUS

     9.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrower and Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     9.02 Notices, Etc. All notices and other communications provided for hereunder shall be in writing, shall specifically refer to this Agreement, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be deemed to have been sufficiently given for all purposes if (i) mailed by first class certified or registered mail, postage prepaid, (ii) sent by express delivery service, (iii) personally delivered, or (iv) made by telecopy or facsimile transmission.

     If to Borrower:     CV Therapeutics, Inc.

                         3172 Porter Drive
                         Palo Alto, CA 94304
                         Attn: Cynthia L. Clark, General Counsel
                         Facsimile:  (650) 858-0388

     with a copy to:     Cooley Godward LLP
                         Five Palo Alto Square
                         3000 El Camino Real
                         Palo Alto, CA 94306-2155
                         Attn: Robert L. Jones
                         Facsimile:  (650) 857-0663

     If to Lender:       Quintiles Transnational Corp.
                         4709 Creekstone Drive
                         Riverbirch Bldg., Suite 200
                         Durham, NC 27703
                         Attn: John S. Russell
                         Facsimile:  (919) 998-2759

     with  a  copy to:   Smith, Anderson, Blount, Dorsett,
                         Mitchell & Jernigan, L.L.P.
                         2500 First Union Capitol Center
                         Raleigh, NC 27601
                         Attn: Gerald F. Roach, Esq.
                         Facsimile:  (919) 821-6800

     If to Innovex:      Innovex, Inc.
                         10 Waterview Boulevard
                         Parsippany, NJ 07054
                         Attn: David Stack, President
                         Facsimile:  (973) 257-4581

     with a copy to:     L. Stephen Garlow
                         General Counsel
                         10 Waterview Boulevard
                         Parsippany, NJ 07054
                         Facsimile:  (973) 257-4581

     9.03 No Waiver; Remedies. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     9.04 Right of Set-off. Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any milestone payment obligation by Lender to Borrower under the Services Agreement against any and all of the obligations of Borrower now or hereafter existing under this Agreement and the Notes, whether or not Lender shall have made any demand under this Agreement or the Notes and although such obligations may be unmatured. Lender agrees promptly to notify Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Lender under this
Section 9.04 are in addition to other rights and remedies
(including, without limitation, other rights of set-off) which Lender may have.

     9.05 Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expense of appeals.

     9.06 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, provided that neither Borrower nor Lender may assign or transfer any or all of its rights or obligations under the Loan Documents without the prior written consent of the other party; provided however, that Lender may at any time assign or transfer any or all of its rights or obligations under the Loan Documents to an Affiliate.

     9.07 Governing Law; Consent to Jurisdiction . This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of Delaware, without reference to the conflicts or choice of law principals thereof. Borrower and Lender hereby irrevocably consents to the exclusive personal jurisdiction of any state or federal courts located in Delaware, in any action, claim or other proceeding arising out of any dispute in connection with the Loan Documents, any rights or obligations hereunder or the performance of such rights and obligations. Lender and Borrower agree to waive their respective rights to a jury trial with respect to any action, claim, or other proceeding arising out of any dispute in connection with the Loan Documents or the Services Agreement, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations.

     9.08 Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     9.09 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding between the parties hereto and supersede all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in the Loan Documents shall affect, or be used to interpret, change or restrict, the express terms and provisions of the Loan Documents.

     9.10 Inconsistent Terms.  If any provision contained in this
Agreement  is  in  conflict  with,  or  inconsistent  with,   any
provision of the Services Agreement, then the provision contained in this Agreement shall control.

     9.11 Further Action. Each party shall, without further consideration, take such further action and execute and deliver such further documents as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement.

     9.12 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

             REST OF PAGE INTENTIONALLY LEFT BLANK;
                  SIGNATURES ON FOLLOWING PAGE

                Signature Page to Loan Agreement

     In Witness Whereof, the parties hereto have caused this Loan
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                BORROWER:

                                CV THERAPEUTICS, INC.

                                By:    /s/ Louis Lange
                                Name:  Louis G. Lange
                                Title: Chairman & CEO


                                LENDER:

                                QUINTILES TRANSNATIONAL CORP.

                                By:
                                Name:
                                Title:

                Signature Page to Loan Agreement

     In Witness Whereof, the parties hereto have caused this Loan
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                BORROWER:

                                CV THERAPEUTICS, INC.

                                By:
                                Name:
                                Title:

                                LENDER:

                                QUINTILES TRANSNATIONAL CORP.

                                By:/s/ James L. Bierman
                                Name:  James L. Bierman
                                Title: Senior Vice President
                                       Corporate Development

                            EXHIBIT A
                           DEFINITIONS

   "Affiliate" shall have the meaning given such term in Rule
12b-2 of the Exchange Act.

     "Agreement"  or  "Loan  Agreement"  shall  mean  this   Loan
Agreement between Lender and Borrower.

     "Biogen Loan Agreement" shall mean the Loan Agreement  dated
March 7, 1997 between Borrower and Biotech Manufacturing Ltd., a wholly-owned subsidiary of Biogen, Inc. ("Biogen"), as amended from time to time.

     "Business Day" shall mean any day other than a Saturday, Sunday or legal holiday on which banks in New York, New York are open for the conduct of their banking business.

     "Change of Control" shall mean the occurrence of any of the following events: (i) the acquisition, whether directly or indirectly, by any person or entity, including a "group" as defined in Section 13(d)(3) of the Exchange Act, of more than thirty percent (30%) of the Common Stock of Borrower; (ii)
Borrower  shall  merge  or  consolidate  with  or  into   another
corporation with the effect that the persons who were the shareholders of Borrower immediately prior to the effective time of such merger or consolidation hold less than fifty-one percent (51%) of the combined voting power of the outstanding securities of the surviving corporation of such merger or the corporation resulting from such consolidation ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; or (iii) at any time during any calendar year, fifty percent (50%) or more of the members of the full Board of Directors of Borrower shall have resigned or been removed or replaced.

     "Debt" shall mean (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

     "Default  Conversion Price" shall mean (a) the  Fair  Market
Value of the Common Stock, multiplied by (b) [*].

     "Exchange  Act"  shall mean the Securities Exchange  Act  of
1934, as amended.

     "Fair Market Value" of the Common Stock on any date shall mean (a) if the Common Stock is then traded on a securities exchange or the Nasdaq National Market, the average of the closing prices of the Common Stock on such exchange or market over the ten (10) trading days immediately prior to such date;
(b) if the Common Stock is then regularly traded over-the-counter, the average of the sale prices or secondarily the closing bid of the Common Stock over the ten (10) trading days immediately prior to such date; or (c) if there is no active public market for the Common Stock, the fair market value thereof shall be determined as of such date by a nationally recognized investment banking firm chosen in good faith by Borrower's board of directors.

     "Knowledge" of the Borrower shall mean the knowledge of one or more of Borrower's executive officers.

     "NDA Filing" shall have the meaning given such term in the Services Agreement.

     "Pre-Approval Maturity Date" shall mean the earlier to occur of (a) [ * ] following Product Launch, or (b) [ * ] following the date of the NDA Filing (as defined in the Services Agreement).

     "Prime Rate" shall mean the rate which Bank of America at either Charlotte, North Carolina or San Francisco, California announces from time to time as its prime rate, the Prime Rate to change when and as such prime rate changes.

     "Product" shall have the meaning given such term in the Services Agreement.

     "Product Launch" shall have the meaning given such term in the Services Agreement.

     "Ranolazine  License  Agreement"  shall  mean  the   License
Agreement  dated  as of March 27, 1996 between  Syntex  (U.S.A.),
Inc., as licensor, and Borrower, as licensee, as amended from time to time.

                            EXHIBIT B
                        PRE-APPROVAL NOTE

                         PROMISSORY NOTE

$10,000,000                                      May 5, 1999

     FOR VALUE RECEIVED, CV THERAPEUTICS, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of QUINTILES TRANSNATIONAL CORP., a North Carolina corporation ("Lender"), in lawful money of the United States of America in immediately available funds, the principal sum of Ten Million Dollars ($10,000,000) or, if less, the aggregate unpaid principal amount of all Advances (as defined below) made by Lender to Borrower pursuant to the Loan Agreement (as defined below), together with accrued and unpaid interest thereon, on the Pre-Approval Maturity Date. The interest shall accrue on the unpaid principal amount of each Advance at the rates and in the manner provided in the Loan Agreement. Payment of this Note shall be made as provided in the Loan Agreement. Borrower may prepay this
Note in full or in part at any time without penalty. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

     Each Advance made by Lender to Borrower, and all payments made on account of the principal amount hereof, shall be recorded by Lender and endorsed on the grid attached hereto which is a part of this Note. Failure to so record and endorse such
Advances and payments, however, shall not affect Borrower's obligations in respect of such Advances.

     This Note is the Pre-Approval Note referenced in the Loan Agreement between Borrower and Lender dated as of the date of this Note (as same may be amended from time to time, the "Loan Agreement"), and is entitled to the benefits thereof. The Loan Agreement, among other things, (i) provides for the making of certain Pre-Approval Advances ("Advances") by Lender to Borrower from time to time, the indebtedness of Borrower resulting from each such Advance being a principal amount evidenced by this Note, (ii) provides that this Note is secured by, and Borrower has granted a security interest in, certain of its assets as set forth in that certain Security Agreement, dated as of the same date as this Note, and (iii) provides that, under certain circumstances set forth in Section 2.07 of the Loan Agreement, Lender may convert the outstanding principal balance of and all accrued interest on this Note, in whole or in part, into shares of Common Stock in accordance with the provisions of the Loan Agreement.

     In case an Event of Default shall occur and be continuing, the unpaid principal amount of, and accrued interest on, this Note may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

     Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

               Signature Page to Pre-Approval Note

     This Note shall be governed by and construed in accordance with the law of the State of Delaware without regard to the conflicts of law rules of such state.

                                BORROWER:

                                CV THERAPEUTICS, INC.

                                By:   /s/ Louis Lange
                                Name: Louis G. Lange
                                Title:Chairman & CEO

               ADVANCES AND PAYMENTS OF PRINCIPAL

        Date      Amount     Amount of       Unpaid    Notation
                    of       Principal     Principal    Made By
                 Advance      Paid or       Balance
                              Prepaid

                            EXHIBIT C
                      FIRST YEAR SALES NOTE

                         PROMISSORY NOTE

                                                 May 5, 1999

     FOR VALUE RECEIVED, CV THERAPEUTICS, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of QUINTILES TRANSNATIONAL CORP., a North Carolina corporation ("Lender"), in lawful money of the United States of America in immediately available funds, the aggregate principal amount of all Advances (as defined below) made by Lender to Borrower pursuant to the Loan Agreement (as defined below) and endorsed on the grid attached hereto, which is a part of this Note, together with accrued and unpaid interest thereon. The interest shall accrue on the unpaid principal amount of each Advance at the rates and in the manner provided in the Loan Agreement. The unpaid principal amount of, and accrued interest on, each Advance is due and payable to Lender on the date which is twenty four
(24) months after the date on which such Advance was made, as provided in the Loan Agreement. Borrower may prepay this Note in full or in part at any time without penalty. Any capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

     Each Advance made by Lender to Borrower, and all payments made on account of the. principal amount hereof, shall be recorded by Lender and endorsed on the grid attached hereto which is a part of this Note. Failure to so record and endorse such Advances and payments, however, shall not affect Borrower's obligations in respect of such Advances.

     This Note is the First Year Sales Note referenced in the Loan Agreement between Borrower and Lender dated as of the date of this Note (as same may be amended from time to time, the "Loan Agreement"), and is entitled to the benefits thereof. The Loan Agreement, among other things, (i) provides for the making of certain First Year Sales Advances ("Advances") by Lender to Borrower from time to time, the indebtedness of Borrower resulting from each such Advance being a principal amount evidenced by this Note, (ii) provides that this Note is secured by, and Borrower has granted a security interest in, certain of its assets as set forth in that certain Security Agreement, dated as of the same date as this Note, and (iii) provides that Lender may, under certain circumstances set forth in Section 2.07 of the Loan Agreement, convert the outstanding principal balance of and all accrued interest on this Note, in whole or in part, into shares of Common Stock in accordance with the provisions of the Loan Agreement.

     In case an Event of Default shall occur and be continuing, the unpaid principal amount of, and accrued interest on, this Note may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

     Borrower hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

             Signature Page to First Year Sales Note

     This  Note  shall  be  governed  by  and  be  construed   in
accordance with the laws of the State of Delaware without regard to the conflicts of law rules of such state.

                                BORROWER:

                                CV THERAPEUTICS, INC.

                                By:     /s/ Louis Lange
                                Name:   Louis G. Lange
                                Ttitle: Chairman & CEO

               ADVANCES AND PAYMENTS OF PRINCIPAL

        Date      Amount     Amount of       Unpaid    Notation
                    of       Principal     Principal    Made By
                 Advance      Paid or       Balance
                              Prepaid

Schedule 4.13
Debt of Borrower

Long-term debt consists of the following:

     Biogen Loan Agreement in the amount of $7,500,000 at prime plus 1.0% (8.75% at March 31, 1999) with interest due annually on March 10th; first $3.0 million of principal due in equal installments beginning March 10, 2000 through February 10, 2005; remaining $4.5 million to be deducted from future royalty payments or repaid through the issuance of common stock. An additional $4.5 million to be made available upon achievement of certain development milestones and this may be deducted from future royalty payments or repaid through the issuance of common stock.

     Future minimum lease payments as of March 31, 1999 for noncancelable capital lease with Mellon US Leasing, a Division of Mellon US Leasing Corporation, is as follows:

          1999                             $  83,564
          2000                              $111,419
          2001                              $111,419
          2002                              $162,918

          Total minimum payments            $469,320
          Less amount representing          (70,932)
          interest
          Present value of future           $398,388
          lease payments

     Guarantor  of second mortgage from Imperial Bank for  Andrew
W. Wolff, Vice President Clinical Research and Development of Borrower, and Dianne Budd, his wife, dated October 27, 1997 in the original amount of $75,000. The maturity date of the second mortgage is October 28, 2002.

Schedule 4.14
Lien, Mortgage, Pledge, or Security Interest of Borrower

On Borrower's properties or assets:

     Lien Holder:   Ice Machines Incorporated
                    1228 Folsom St.
                    San Francisco

                    Financing Statement on leased Crystal Tips Flaker, Model 404-UAF-161 filed May 21, 1997, pursuant to equipment lease dated May 13, 1997.

     Lien Holder:   OCE-USA, Inc.
                    5450 N. Cumberland
                    Chicago, IL 60656

                    Financing Statement on leased copier, Oce 3045 filed September 11, 1997 pursuant to Term Rental Agreement dated June 6, 1997.

On the Collateral:

None.




[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.